UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2007

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85286
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Amkor issued a press release on September 27, 2007 announcing the dismissal with prejudice of a purported securities class action lawsuit entitled Nathan Weiss et al. v. Amkor Technology, Inc. et al.(CV 07-0278-PHX-PGR) by the U.S. District Court for the District of Arizona.
Amkor also announced that the United States District Court for the District of Arizona has granted Amkor’s motion to dismiss the purported shareholder derivative lawsuit entitled Scimeca v. Kim, et al. (CV 06-0562-PHX-PGR) filed against Amkor, as a nominal defendant, and certain of Amkor’s current and former officers and directors.
Additional information regarding these cases is contained in the press release attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished (not filed) herewith.
99.1 Text of Press Release dated September 27, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Kenneth T. Joyce
Kenneth T. Joyce
Chief Financial Officer

Date: September 27, 2007

EXHIBIT INDEX:
99.1 Text of Press Release dated September 27, 2007